UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

Cool Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8875 Hidden River Parkway Tampa, Florida	33637
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 975-7467

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 14, 2020, Cool Technologies filed an 8-K to extend the filing deadline for its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Report”).

At the time the Company noted that “COVID-19 and the extraordinary measures undertaken to minimize its spread has caused severe disruptions in transportation, limited access to facilities resulting in limited support from its staff and professional advisors and interfered with the timely exchange of information. Consequently, the delay in completing the Company’s Annual Report has, in turn, delayed the Company’s ability to complete its review and prepare the Quarterly Report.”

Since then, those challenges have been magnified, particularly as the Company has its operations in two of top three states with the greatest number of reported cases of COVID 19 in the US (https://www.cdc.gov/coronavirus/2019-ncov/cases-updates/cases-in-us.html) and all of its officers and staff members are 59 years of age or older.

As a smaller reporting company with two full time employees, a consultant and two part-time support staff, the loss of a single person has significant impact. During the final preparation of the Quarterly Report, the Company lost the specialized skills and services of its bookkeeper and its independent accountant and, thereby, suffered a delay in delivering the final financial statements to its auditors for review. Consequently, the auditors need additional time to complete the review procedures required to furnish an opinion.

Therefore, in the interest of providing accurate information for the protection of investors, the Company will file the Report no later than July 15, 2020 (which is 61 days from the Report’s original filing deadline of May 15, 2020).

In light of the impact of the current COVID-19 pandemic, the Company will be including the following disclosure with regard to the effect of the coronavirus in the Management’s Discussion and Analysis of Financial Condition Section into its Report:

The occurrence of an uncontrollable event such as the COVID19 pandemic has negatively affected our operations. A pandemic typically results in social distancing, travel bans and quarantine. This has limited access to our facilities, customers, management, support staff and professional advisors. These, in turn, have impacted our operations and financial condition. It may also impact demand for our products and may continue to hamper our efforts to provide our investors with timely information and comply with our filing obligations with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOL TECHNOLOGIES, INC.

Date: July 6, 2020	By:	/s/ Timothy Hassett
Timothy Hassett
Chairman and Chief Executive Officer (Principal Executive Officer)

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